Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Frank Constantinople – SVP, Investor Relations

Tel: +1-203-504-1063

fconstantinople@aircastle.com

The IGB Group

Leon Berman

Tel: +1-212-477-8438

lberman@igbir.com

Aircastle Closes $150 Million Unsecured Revolving Credit Facility

Stamford, CT. December 19, 2012 — Aircastle Limited (NYSE: AYR) (“Aircastle” or the “Company”) announced today that it closed a $150 million unsecured revolving credit facility (“the Facility”) among the Company, Citibank, N.A. as administrative agent and lender, Goldman Sachs Bank USA, as lender, JPMorgan Chase Bank, N.A., as lender and an affiliate of RBC Capital Markets, as lender. The Facility matures in December of 2015.

Mike Inglese, Aircastle’s CFO, stated, “This undrawn corporate credit facility bolsters the Company’s already strong liquidity position and, together with $1.6 billion in financings completed during 2012, demonstrates the financial market’s support of our disciplined, return-oriented growth strategy.”

About Aircastle Limited

Aircastle Limited is a global company that acquires, leases and sells high-utility commercial jet aircraft to airlines throughout the world. As of September 30, 2012, Aircastle’s aircraft portfolio consisted of 157 aircraft on lease with 68 customers located in 36 countries.

Safe Harbor

Certain items in this press release and other information we provide from time to time, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to our proposed private placement of notes and our ability to acquire, sell, lease or finance aircraft, raise capital, pay dividends, and increase revenues, earnings, EBITDA, Adjusted EBITDA and Adjusted Net Income and the global aviation industry and aircraft leasing sector. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements; Aircastle can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from Aircastle’s expectations include, but are not limited to, significant capital markets disruption and volatility, and the significant contraction in the availability of bank financing which may adversely affect our continued ability to obtain additional capital to finance new investments or our working capital needs; volatility in the value of our aircraft; general economic conditions and business conditions affecting demand for aircraft and lease rates; our continued ability to obtain favorable tax treatment in Bermuda, Ireland and other jurisdictions; our ability to pay dividends; high or volatile fuel prices, lack of access to capital, reduced load factors and/or reduced yields, operational disruptions caused by political unrest in North Africa, the Middle East or elsewhere, uncertainties in the Eurozone arising from the sovereign debt crisis and other factors affecting the creditworthiness of our airline customers and their ability to continue to perform their obligations under our leases; termination payments on our interest rate hedges; and other risks detailed from time to time in Aircastle’s filings with the Securities and Exchange Commission (“SEC”), including as previously disclosed in Aircastle’s 2011 Annual Report on Form 10-K, and in our other filings with the SEC, press releases and other communications. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Aircastle to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. Aircastle expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

For more information on Aircastle, please visit www.aircastle.com.

SOURCE: Aircastle Limited